SG UNLOCK FUNDING LLC ABS-15G

Exhibit 99.1

EXECUTIVE SUMMARY
THIRD PARTY DUE DILIGENCE REVIEW

Overview

Maxwell Diligence Solutions, LLC (“MaxDiligence”), a third-party due diligence provider, performed the review described below on behalf of its client, (“Saluda Grade Opportunities Fund, LLC”). The review included a total of 393 newly originated, Home Equity Agreements residential mortgage loans, in connection with the securitization identified as (“UNLOK 2023-1”) (the “Securitization”). The review began on March 30, 2022 and concluded on August 7, 2023.

Scope of Review

Credit Review

MaxDiligence performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following

a)	Investment Size <= Maximum Investment Payment

b)	Investment Size >= Minimum Investment Payment

c)	Total Home Finance < Total Home Finance Limit

d)	Maximum Unlock Percentage

e)	Maximum Term

f)	Property Criteria

g)	Property Condition Review (PCR) (if applicable)

h)	Documentation Supportive of Property Valuation Present

i)	Income Underwriting (if applicable)

j)	Property Condition

k)	Total Secured Senior Debt

l)	Credit Score

m)	Eligible Use

n)	Lien Position

o)	Credit Events

p)	Bankruptcies

q)	Citizenship

r)	Identity

s)	Home Insurance Policy

t)	Judgements

CREDIT DOCUMENTATION REVIEW

“Credit Document Review” means that Maxwell performed a re-underwriting review of HEAs to verify compliance with the applicable Guidelines in effect at the time of HEA origination and ensure the characteristics used by the underwriter are supported by the file documentation; and that any HEAs outside of those Guidelines contain legitimate and approved exceptions with compensating factors. The Credit Review attempted to confirm the following:

1.             Guidelines Review. Maxwell reviewed the HEA to determine if the HEA was originated in compliance with the applicable Guidelines. Maxwell re-underwrote the HEAs to the Guidelines provided

2.             Credit Review Documents

As part of the Credit Review, Maxwell reviewed the HEA file to confirm that the documents below, to the extent applicable to the HEA, are included in the HEA file and complete:

a)            Application

b)            Underwriting summary

c)            Lender Approval/may reside in File Worksheet

d)            Credit report including all mortgage pay histories

e)            Letters of Explanation (as required)

f)             Income/Employment documentation, if applicable

g)            Tax Transcripts, if applicable

h)            Asset documentation

i)             Home Insurance Policy

j)             Title Report

k)            Property Valuation present with property valuation tools provided in the file

Valuation Review

MaxDiligence performed a “Valuation Review,” which included the following:

1.             Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic Appraisal Review

a)	Each Credit Review includes an “Appraisal Review,” which means that Maxwell performed a review of the property appraisal provided by Client in connection with the HEAs to do the following:

b)	Determine whether the appraised value is supported at or within a 10% variance based on an AVM Report or other third-party valuation product. If an AVM Report or other third-party valuation product is received but notes a variance above 10% or an inconclusive value, a field review was ordered.

c)            Determine whether the property meets Client-supplied eligibility requirements.

d)	Determine whether the appraisal is made on an “As Is” basis or provides satisfactory evidence of completion

e)            Review appraisal data for consistency with the HEA file documentation

f)             Validate that zoning is acceptable per Guidelines

That process to arrive at a Starting Home Value was followed in a manner consistent with the Unlock Product Guidelines MaxDiligence applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

Data Discrepancy

As part of the Credit, Valuation and Compliance Reviews, MaxDiligence captured data from the source documents and compared it to a data tape provided by Client. MaxDiligence provided Client a Data Discrepancy Report which shows the differences between the tape data and the data captured by MaxDiligence during the diligence process.

Fields Reviewed	Discrepancy Count	Percentage
Consent of Spouse Doc Present in File?	7	46.47%
Maintenance Addendum Doc Present in File?	8	53.33%
Total Discrepancies	15	100.00%

Summary of Results

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	Borrower - Certification and Authorization Form	9
		Borrower 1 Credit Report is Missing	3
		Borrower 1 Executed 4506-T Missing	51
		Borrower 2 Citizenship Documentation Not Provided	4
		Borrower 2 Executed 4506-T Missing	14
		Borrower 3 Executed 4506-T Missing	1
		Citizenship Documentation Not Provided	24
		Credit Documentation - Lien Documentation	196
		Eligibility - Borrower Identity	2
		Executed Exchange Agreement/Forward Sales Agreement	27
		Hazard Insurance Policy is Missing	4
		Hazard Insurance Policy is Partial	121
		Liabilities - REO	2
		Loan Term Sheet	143
		Missing Form 4506C	1
		Missing VOM or VOR	4
		No Credit Findings	43
		Program Parameters - Guidelines Conformity	4
		Property Title Issue	2
		Title - Insufficient Insurance Coverage	4
		Title - Lien Position	24
		Title Coverage is Less than Subject Lien(s) Total	32
		Title Document Missing	1
		Verification of Rent (VOR)/Verification of Mortgage (VOM) Document is incomplete	1
		Total Credit Grade (A) Exceptions	717

	B	Hazard Insurance Policy is Partial	1
		Title - Lien Position	3
		Total Credit Grade (B) Exceptions	4
Valuation	A	Appraisal is Missing	7
		Missing Appraisal	5
		Missing Doc - 3rd Party Valuation Product/Missing	38
		Missing Doc - Updated Completion Report (442/1004D) Missing	1
		Property Issue - Neighborhood Location	1
		Subject property appraisal is not on an as-is basis (Primary Value)	1
		Value - AVM/BPO did not support Value within 10%	2
		Value - Field Review Supports Value within 10%	1
		Value - Value is supported within 10% of original appraisal amount	340
		Total Valuation Grade (A) Exceptions	396

B	Missing Doc - 3rd Party Valuation Product/Missing	2
	Property Issue - Neighborhood Location	11
	Total Valuation Grade (B) Exceptions	13

Compliance	A	Missing HUD-1 Closing Statement	1
		No Compliance Findings	393
		The Deed of Trust is Not Executed	1
		Total Compliance (A) Exceptions	395

Event Grade Definitions:

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.